TAXES ON INCOME	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 10:-	TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax rates:

Generally, income of Israeli companies is subject to corporate tax. The corporate tax rate in Israel, effective as of January 1, 2018, is 23%, compared with 24% in 2017, 25% in 2016 and 26.5% in 2015.

2.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

Certain production facilities of the Company have been granted 'Benefitted Enterprise' status under the provision of the Law.

The Company was eligible under the terms of minimum qualifying investment and elected 2005 and 2011 as the Year of Election.

Income derived from Benefitted Enterprises is tax exempt for a period of two years out of the period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining years of benefits is taxable at the rate of 10%-25%.

The period of benefits of the Benefitted Enterprises under the 2005 election expired on December 31, 2017, and under the 2011 election will expire in 2023. As of December 31, 2017, the Company did not generate income from the Benefitted Enterprises.

The Company does not expect to pay any cash dividends. In the event of distribution of dividends from the above mentioned tax exempt income, the amount distributed would be taxed at a corporate tax rate of 10% to 25%, depending on the level of foreign investment in the Company.

Income from sources other than a "Benefitted Enterprise" during the benefit period is subject to tax at the regular corporate tax rate (26.5% in 2015, 25% in 2016, 24% for 2017 and 23% effective as of January 1, 2018).

On January 1, 2011, new legislation that constitutes a major amendment to the Law was enacted (the "Amendment Legislation"). Under the Amendment Legislation, a uniform rate of corporate tax would apply to all qualified income of certain industrial companies, as opposed to the current law's incentives that are limited to income from "Benefitted Enterprises" during their benefits period. According to the Amendment Legislation, the uniform tax rate for 2014 and onwards is set at 9% in geographical areas in Israel designated as Development Zone A and 16% elsewhere in Israel. The profits of these Industrial Companies would be freely distributable as dividends, subject to a 20% withholding tax (or lower, under an applicable tax treaty). The Company is not located in Development Zone A.

According to an Amendment from December 2016, a preferred enterprise located in Development Zone A will be subject to a tax rate of 7.5% instead of 9% effective from January 1, 2017 and thereafter (the tax rate applicable to preferred enterprises located in other areas remains at 16%).

Under the transitory provisions of the Amendment Legislation, the Company may elect whether to irrevocably implement the new law in its Israeli company while waiving benefits provided under the current law or keep implementing the current law during the next years. Changing from the current law to the new law is permissible at any stage.

The Amendment also prescribes special tax tracks for technological enterprises.
The new tax tracks under the Amendment are as follows:

Technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A technological preferred enterprise, as defined in the Law, which is located in the center of Israel will be subject to tax at a rate of 12% on profits deriving from intellectual property (in Development Zone A- a tax rate of 7.5%).

Special technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries exceed NIS 10 billion. Such enterprise will be subject to tax at a rate of 6% on profits deriving from intellectual property, regardless of the enterprise's geographical location.

Any dividends distributed to "foreign companies", as defined in the Law, deriving from income from the technological enterprises will be subject to tax at a rate of 4%.

b.	Income taxes on non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. The Company has not made any provisions relating to undistributed earnings of the Company's foreign subsidiaries since the Company has no current plans to distribute such earnings. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. As of December 31, 2017, the amount of undistributed earnings of non-Israeli subsidiaries, which is considered indefinitely reinvested, was $2,828 with a corresponding unrecognized deferred tax liability of $390.

On December 22, 2017, the U.S. Tax Cuts and Jobs Acts was enacted into law. The new legislation contains several key tax provisions that will impact the Company. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning after December 31, 2017, a one-time repatriation tax on accumulated foreign earnings, a limitation on the tax deductibility of interest expense, an acceleration of business asset expensing, and a reduction in the amount of executive pay that could qualify as a tax deduction. The lower corporate income tax rate will require the Company to remeasure its U.S. deferred tax assets and liabilities as well as reassess the realizability of its deferred tax assets and liabilities. ASC 740 requires the Company to recognize the effect of the tax law changes in the period of enactment. However, the SEC staff has issued SAB 118 which will allow the Company to record provisional amounts during a measurement period.

The Company has concluded that a reasonable estimate could be developed for the effects of the tax reform. However, due to the short time frame between the enactment of the reform and the year end, its fundamental changes, the accounting complexity, and the expected ongoing guidance and accounting interpretations over the next 12 months, the Company considers the accounting of the deferred tax remeasurement and other items to be incomplete. These effects have been included in the consolidated financial statements for the year ended December 31, 2017 as provisional amounts, which had no effect on the benefit from taxes on income due to the valuation allowance.

During the measurement period, the Company might need to reflect adjustments to the provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts.

The measurement period will end when the Company obtains, prepares, and analyzes the information needed in order to complete the accounting requirements under ASC Topic 740 or on December 22, 2018, whichever is earlier. The Company expects to complete its analysis within the measurement period in accordance with SAB 118.

c.	Carryforward tax losses and credits:

As of December 31, 2017, the Company had operating loss carry forwards for Israeli income tax purposes of approximately $ 103,000, which may be offset indefinitely against future taxable income.

The Company's U.S. subsidiaries had carryforward tax losses of approximately $ 19,000 as of December 31, 2017. Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating loss before utilization. In the U.S., carryforward tax losses can be utilized within 20 years.

The Group has carryforward tax losses relating to other subsidiaries in Europe and Latin America of approximately $ 6,000 (which can be utilized within 9 years) and $ 34,000 ($ 13,500 can be utilized within 4 years and $ 20,500 can be utilized indefinitely), as of December 31, 2017 respectively.

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Group’s deferred tax liabilities and assets are as follows:

		December 31,
		2017	2016
1.	Provided in respect of the following:

	Carryforward tax losses	$36,199	$39,734
	Property, equipment and intangibles	1,484	3,936
	Deferred revenues	2,224	902
	Research and development costs	1,716	2,228
	Other	10,154	6,328

	Gross deferred tax assets	51,777	53,128

	Valuation allowance	(44,882)	(48,225)

	Net deferred tax assets	6,895	4,903

	Gross deferred tax liabilities
	Property, equipment and intangibles	(3,098)	(4,839)
	Subsidy income	(3,093)	-
	Other	(829)	-

	Gross deferred tax liabilities	(7,020)	(4,839)

	Net deferred tax assets (liabilities)	$(125)	$64

2.	Deferred taxes are included in the consolidated balance sheets, as follows:

	Current assets	$-	$64
	Long term receivables	$861	$-
	Long term liabilities	$(986)	$-

3.
The Peruvian government awarded the Company's subsidiary in Peru ("the Subsidiary") the Regional FITEL Projects under four separate bids for the construction of fiber and wireless networks, operation of the networks for a defined period and their transfer to the government. The income derived from the construction of the project is an exempt subsidy, and therefore a significant uncertainty arises about the Subsidiary's eligibility to deduct certain construction costs incurred in generating the exempt income against future taxable income. Accordingly, as of December 31, 2017, the Company did not record deferred income taxes to reflect the total net tax effects of the potential temporary differences.

4.
As of December 31, 2017, the Group decreased the valuation allowance by $ 3,343, resulting from changes in temporary differences relating to property, equipment and intangibles and from carryforward tax losses. The Company provided valuation allowance for a significant portion of the deferred tax regarding the carryforwards losses and other temporary differences that management believes is not expected to be realized in the foreseeable future.

5.
The functional and reporting currency of the Company and certain of its subsidiaries is the dollar. The difference between the annual changes in the NIS/dollar exchange rate causes a further difference between taxable income and the income before taxes shown in the financial statements. In accordance with ASC 740, the Company has not provided deferred income taxes on the difference between the functional currency and the tax basis of assets and liabilities.

e.	Reconciling items between the statutory tax rate of the Company and the actual taxes on income (tax benefit):

	Year ended December 31,
	2017	2016	2015
Income (loss) before taxes on income from continuing operations, as reported in the consolidated statements of income (loss)	$6,554	$(4,088)	$(50,944)

Statutory tax rate	24.0%	25.0%	26.5%

Theoretical taxes on income (tax benefit)	$1,573	$(1,022)	$(13,500)
Currency differences	(3,225)	(2,174)	1,709
Tax adjustment in respect of different tax rates and "Benefitted Enterprise" status	2,849	(5,580)	(131)
Changes in valuation allowance	(3,343)	11,832	6,273
Forfeiture of carryforward tax losses	622	261	929
Goodwill impairment	-	-	6,937
Exempt revenues - subsidy	(2,646)	(4,224)	(2,573)
U.S. Tax Cuts and Jobs Acts effect	2,138	-	-
Nondeductible expenses and other differences	1,785	2,159	1,546

	$(247)	$1,252	$1,190

f.	Taxes on income (tax benefit) included in the consolidated statements of income (loss):

	Year ended December 31,
	2017	2016	2015

Current	$(436)	$1,248	$1,189
Deferred	189	4	1

	$(247)	$1,252	$1,190

Domestic	$768	$555	$679
Foreign	(1,015)	697	511

	$(247)	$1,252	$1,190

g.	Income (loss) before taxes on income (tax benefit) from continuing operations:

	Year ended December 31,
	2017	2016	2015

Domestic	$1,289	$(8,056)	$(12,273)
Foreign	5,265	3,968	(38,671)

	$6,554	$(4,088)	$(50,944)

h.	Accounting for uncertainty in income taxes:

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2017	2016

Balance at beginning of year	$776	$871
Settlements with tax authorities	(718)	-
Reductions for prior years' tax position	(58)	(95)
Additions for prior years' tax position	129	-

Balance at the end of year	$129	$776

The unrecognized tax benefits include accrued penalties and interest of $ 107 and $ 304 as of December 31, 2017 and 2016, respectively. During the years ended December 31, 2017, and 2016, the Group recorded income (expenses) of $ 197 and $ (54) on the reversal of penalties and interest, respectively.

The Group does not expect a reversal of unrecognized tax benefits in the next 12 months.

The Company and its subsidiaries file income tax returns in Israel and in other jurisdictions of its subsidiaries. The Company's tax assessments through 2014 are considered final. As of December 31, 2017, the tax returns of the Company and its main subsidiaries are still subject to audits by the tax authorities for the tax years 2010 through 2016.